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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  September 7, 2000
(Date of earliest event reported)

Commission File No.:  333-04272

                 Deutsche Mortgage & Asset Receiving Corporation
             (Exact name of registrant as specified in its charter)

                 Delaware                                                              04-3310019
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(State or Other Jurisdiction of Incorporation)                          (I.R.S. Employer Identification No.)


One International Place - Room 520, Boston, Massachusetts                                02110
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(Address of Principal Executive Office)                                               (Zip Code)

                                 (617) 951-7690
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              (Registrant's telephone number, including area code)

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ITEM 5.  Other Events.

         Attached as Exhibit 99.1 to this Current Report are certain materials (the "Structural and Collateral Term Sheet") furnished to the Registrant by Deutsche Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters"), the underwriters in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series COMM 2000-C1 (the "Certificates") furnished to the Registrent by the Underwriters with respect to the Certificates. The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-08328) (the "Registration Statement"). The Registrant hereby incorporates the Structural and Collateral Term Sheet by reference in the Registration Statement.

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         The Structural and Collateral Term Sheet was prepared solely by the
Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural and Collateral Term Sheet.

         Any statement or information contained in the Structural and Collateral Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         Exhibit No.                       Description
         -----------                       -----------
         99.1            Structural and Collateral Term Sheet





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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       DEUTSCHE MORTGAGE & ASSET
                                         RECEIVING CORPORATION

                                       By: /s/ R. Douglas Donaldson
                                           ------------------------------------
                                           Name:  R. DOUGLAS DONALDSON
                                           Title: Treasurer

Date:  September 8, 2000

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                                INDEX TO EXHIBITS
                                -----------------
                                                             Paper
Exhibit No.        Description                               Electronic (E)
-----------        -----------                               --------------
99.1               Structural and Collateral Term Sheet            E